•CONFIDENTIAL November 12, 2009 Kraton Polymers LLC Third Quarter Earnings Call Exhibit 99.1

•CONFIDENTIAL
Disclaimers
•2
Forward Looking Statements
This presentation may include “forward-looking statements” that reflects our plans.
Beliefs, expectations and current views with respect to, among other things, future events and financial performance. Forward looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,”
“plans” or “anticipates,” or by discussions of strategy, plans or intentions. All forward-
looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information.
GAAP Disclaimer
This presentation includes non-GAAP financial measures, including EBITDA, Adjusted
EBITDA, and LTM Bank EBITDA. Investors should consider these measures, which we believe investors consider useful in assessing our performance and compliance with our financial covenants, together with the GAAP measures from our financial statements. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures can be found in our press release dated November
12, 2009 and within this material.

•CONFIDENTIAL
2009 Third Quarter and Year to Date Highlights
•3
Positive volume momentum continued into third quarter
Maintaining margins despite monomer price increases
Business Performance
Commercializing a number of new innovations to accelerate growth
Strong sales of innovation product in the third quarter
Announced the use of Kraton A in environmentally friendly adhesives and oil gels
Announced the potential use of Nexar TM in high performance breathable clothing
Innovation
Summary Financial
Performance
Adjusted EBITDA
(1)
for the third quarter of 2009 was 84% of our record
2008 performance
Adjusted EBITDA
(1)
for the first nine months of 2009 exceeded 2008
results
LTM Bank EBITDA
(2)
of $124 million provides $15 million of leverage
cushion
Cost-Out / Efficiency
Gains
Expect to achieve $17-$19 million of cost savings
Announced exit of our plant in Pernis, the Netherlands resulting in approximately $12 million of annual cost savings
Global ERP installation completed in less than 12 months
Process control upgrade on plan
(1) Adjusted EBITDA is defined as EBITDA excluding FIFO vs. replacement cost spread
(2) LTM Bank EBITDA is defined as EBITDA adjusted for items pursuant to the senior secured credit facility

Kraton
Giving Innovators Their Edge

5%
11%
13%
14%
12%
2005
2006
2007
2008
2009

•CONFIDENTIAL
Revenue and Innovation Growth
•4
YTD 2009 vs. YTD 2008
Revenue Change By End-Use
Innovation Revenue
(1)
as a % of Total Revenue
Effect of the slowdown and customers’
hesitancy to commit to new projects led to a
shortfall in innovation product sales
We remain extremely optimistic in regards to
our innovation pipeline, with our impressive list
of  recently announced innovative products
Kraton Total
Adhesives,
Sealants, and
Coatings
Advanced
Materials
Paving and
Roofing
IR Latex
2009 Volume % of Prior Period
Q1 2009 Q2 2009 Sept 2009
61%
76%
90%
98%
Q3 2009
(28)%
(28)%
(30)%
(35)%
51%
Q1 Q2 Q3 September
(1)
Innovation revenue defined as revenues from products (i.e. new polymer, new application of an existing polymer or new step-out production technology) introduced within the last 5 years

•CONFIDENTIAL November 12, 2009 Third Quarter and Year to Date 2009 Financial Performance

•CONFIDENTIAL
Summary Financial Information
(US $ in millions)
Third Quarter YTD September 30
2009 2008 2009 2008
Sales Volume (kT) 81 90 199 261
Total Revenues $ 289 $ 382 $ 717 $ 994
EBITDA
(1)
$ 45 $ 61 $ 67 $ 111
Adjusted EBITDA
(2)
$ 32 $ 38 $ 99 $ 72
LTM Bank EBITDA
(3)
$ 124 $ 146
Total Debt $  486 $ 576
Leverage 3.91 3.94
Interest Coverage 3.66 3.93
•6
(1) EBITDA is used by management to evaluate operating performance.  EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance
(2) Adjusted EBITDA is defined as EBITDA excluding FIFO vs. replacement cost spread
(3) LTM Bank EBITDA is defined as EBITDA adjusted for items pursuant to the senior secured credit facility

Giving Innovators Their Edge

Sales
ByProduct

$94
$70
$72
$57

$61
$45
$38
$32

•CONFIDENTIAL
•7
Third Quarter 2009 Financial Summary
(US $ in millions)
Price/mix reduced revenue by
$47 million
Decline in volume equates to $38
million in revenue
Foreign exchange rate
movements comprises the
balance
Decline in volume equates to $14
million in gross profit
Quarter-on-quarter FIFO vs.
replacement spread of $10 million
Includes $7 million of restructuring
and related charges in 2009 vs.
$2 million in 2008
$9 million lower R&D and SG&A
costs
Operating Revenue
$18
$363
2009
2008 2009
$382
$19
$271
$289
2009
Adj.
2008 2009
Adj.
(2)
2009 2008
Adj.
(2)
2008
Adj.
Gross Profit
EBITDA
(1)
2008
(1) EBITDA is used by management to evaluate operating performance.  EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance
(2) Adjusted EBITDA is defined as EBITDA(1) excluding FIFO vs. replacement cost spread

Kraton
Giving Innovators Their Edge

Sales
ByProduct

$206
$115
$166
$146

$111
$67
$72
$99

•CONFIDENTIAL
•8
Year to Date 2009 Financial Summary
(US $ in millions)
Operating Revenue
2008 2009
2009
Adj.
2008
2009
Adj.
(2)
2009
2008
Adj.
(2)
2008
Adj.
Gross Profit EBITDA
(1)
Decline in volume equates to
$210 million in revenue
Price/mix reduced revenue by
$18 million
Foreign exchange reduced
operating revenue by $39
million
Decline largely due to lower volume
Year-on-year FIFO vs. replacement
spread of $71 million
$23 million lower R&D and SG&A
costs
$24 million gain on
extinguishment of debt
Includes approximately $9 million
of restructuring and related costs
in both periods
$35
$948
$994
$46
$682
$717
2008
2009
(1) EBITDA is used by management to evaluate operating performance.  EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance
(2) Adjusted EBITDA is defined as EBITDA(1) excluding FIFO vs. replacement cost spread

•CONFIDENTIAL
Capitalization Table and Covenants
•9
US $ in millions
Actual
Covenant
Covenant Actual
Leverage at
September 30, 2009
3.91
4.45
EBITDA
Cushion
$15MM
3.66
2.75
Interest Coverage at
September 30, 2009
EBITDA
Cushion
$31MM
Revolver Term Sr. Notes
Insurance
Bond Total Debt Cash Net Debt
Rate L+225 L+200 8.125%
Maturity May 2011 May 2013 January 2014
December 31, 2008
50.0 $       325.1 $     200.0 $          - $            575.1 $      101.4 $  473.7 $
Increase (Decrease) (47.0)          (0.9)             (30.0)                3.9                (74.0)            (88.6)       14.6
March 31, 2009
3.0           324.2        170.0             3.9             501.1         12.8      488.3
Increase (Decrease) (3.0)            (0.8)             (7.0)                  (0.9)               (11.7)            4.9          16.6
June 30, 2009
-             323.4        163.0             3.0             489.4         17.7      471.7
Increase (Decrease) -               (0.8)             -                      (3.0)               (3.8)              4.7          (8.5)
September 30, 2009
- $          322.6 $     163.0 $          - $            485.6 $      22.4 $   463.2 $

•CONFIDENTIAL
Recent Developments
•10
Price Right
Improving base margins on a replacement cost basis
Adjusted EBITDA
(1)
above 2008, despite challenging economic
conditions
Innovation-Led Top-line
Growth
Strong sales of innovation product in the third quarter
Announced the potential use of Nexar TM in high performance
breathable clothing
Announced the use of Kraton A in environmentally friendly adhesives and oil gels
Capital Structure and Cash
Amended our senior credit facility providing us the right to seek maturity extensions
Reduced debt by $90 million since year-end 2008
Productivity
On track to achieve $17-$19 million in cost reduction as compared to the $10 million goal
Year to date Adjusted EBITDA
(1)
per ton approximately 1.8x 2008
Global ERP installation complete
Moving forward with Phase II of the Belpre process control upgrade
(1) Adjusted EBITDA is defined as EBITDA (1) excluding FIFO vs. replacement cost spread

•CONFIDENTIAL November 12, 2009 Appendix

•CONFIDENTIAL
•12
Reconciliation of EBITDA and LTM Bank EBITDA
3 Mos Ended
9/30/09
12 Mos Ended
9/30/09
3 Mos Ended
09/30/08
12 Mos Ended
09/30/08
Net Income (Loss) $      21,865 $ (5,768) $ 34,617 $ (588)
Income Tax Expense (Benefit) (1,645)  553 4,910 11,721
Interest Expense, net 8,044 33,771 7,875 38,361
Depreciation and amortization 16,477 53,864 13,118 56,380
EBITDA (1) $      44,741 82,420 $     60,520 106,144
LTM Bank EBITDA adjustments (2)
Sponsor fees and expenses 2,000 2,001
Plant turnaround costs 6,000 3,536
Permitted acquisition costs 1,130 3,000
Restructuring costs 10,271 3,220
Specified cost savings 8,583 6,483
Schedule 1.1 cost 3,000 3,000
Equity Investment (3) — 9,588
Other non-cash items increasing
Net Income (Loss) 10,811 9,065
LTM Bank EBITDA (4) $      124,215 $      146,037
(1)
(2)
(3)
(4)
The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by investors and other interested parties in the evaluation of companies in our industry. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because all companies do not use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.
These adjustments are made pursuant to the Credit and Guaranty Agreement, amended as of May 12,
2006.
On January 14, 2008, we received an equity investment of $10.0 million of which $9.6 million was included in LTM Bank EBITDA as provided under the terms of the senior credit facility.
LTM Bank EBITDA is defined in the senior credit facility and is used to determine compliance with certain covenants included in the senior credit facility.

•CONFIDENTIAL
Reconciliation of Adjusted EBITDA to Net Income(Loss)
(1) The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by investors and other interested parties in the evaluation of companies in our industry.
EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because all companies do not use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally,
EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements.
(2) Adjusted EBITDA is EBITDA adjusted to reflect current replacement cost of sales.
3 Mos Ended
9/30/09
3 Mos Ended
9/30/08
9 Mos Ended
9/30/09
9 Mos Ended
9/30/08
Net Income (Loss)
$21,865 $34,617 $1,221 $35,423
Income Tax Expense (Benefit) ($1,645) $4,910 ($482) $7,405
Interest Expense, net
8,044 7,875 24,778 27,678
Depreciation and amortization 16,477 13,118 41,582 40,880
EBITDA
(1)
44,741 60,520 67,099 111,386
FIFO versus replacement spread (Benefit)
($12,771) ($22,326) $31,520 ($39,449)
Adjusted EBITDA
(2)
$31,970 $38,194 $98,619 $71,937
•13

•CONFIDENTIAL November 12, 2009 Kraton Polymers LLC Third Quarter Earnings Call